John Hancock Biotechnology Fund

                          Supplement to the Prospectus
                               Dated March 1, 2005


On March 8, 2005, the Trustees of John Hancock Biotechnology Fund (the "Fund") voted to recommend that the shareholders of the Fund approve a tax-free reorganization of the Fund, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on June 8, 2005, the Fund would transfer all of its assets and liabilities to John Hancock Health Sciences Fund ("Health Sciences Fund") in a tax-free exchange for shares of equal value of Health Sciences Fund. Further information regarding the proposed reorganization will be contained in a proxy statement and prospectus which is scheduled to be mailed to the Fund's shareholders on or about April 18, 2005.

Effective at the close of business on April 6, 2005, the Fund will be closed to all new accounts.


March 9, 2005
2/05